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                                                                   EXHIBIT 23.1

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 24, 1997 incorporated by reference in ACC Corp.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

Arthur Andersen LLP

Rochester, New York
January 21, 1998